Brown Advisory Growth Equity Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 97.3%	Shares	Value
Communication Services - 5.0%
Alphabet, Inc. - Class C	266,276	$44,518,685
Netflix, Inc. (a)	15,571	11,044,043
		55,562,728

Consumer Discretionary - 8.5%
Amazon.com, Inc. (a)	276,005	51,428,012
Hilton Worldwide Holdings, Inc.	185,333	42,719,256
		94,147,268

Consumer Staples - 4.4%
Costco Wholesale Corp.	54,791	48,573,317

Financials - 12.2%
Mastercard, Inc. - Class A	90,088	44,485,454
Progressive Corp.	184,457	46,807,808
S&P Global, Inc.	84,446	43,626,493
		134,919,755

Health Care - 15.0%
Align Technology, Inc. (a)	72,187	18,358,598
Intuitive Surgical, Inc. (a)	92,229	45,309,341
Thermo Fisher Scientific, Inc.	43,001	26,599,129
Veeva Systems, Inc. - Class A (a)	93,591	19,641,943
West Pharmaceutical Services, Inc.	54,384	16,323,901
Zoetis, Inc. - Class A	200,218	39,118,593
		165,351,505

Industrials - 16.3%
Cintas Corp.	175,896	36,213,468
Generac Holdings, Inc. (a)	108,086	17,172,704
Trane Technologies PLC	46,990	18,266,423
TransDigm Group, Inc.	25,489	36,376,117
Uber Technologies, Inc. (a)	581,390	43,697,272
Veralto Corp.	247,694	27,707,051
		179,433,035

Information Technology - 33.1%
Adobe, Inc. (a)	49,130	25,438,531
Atlassian Corp. - Class A (a)	36,106	5,733,994
Autodesk, Inc. (a)	131,727	36,288,154
Cadence Design Systems, Inc. (a)	91,937	24,917,685
Intuit, Inc.	65,377	40,599,117
Marvell Technology, Inc.	438,572	31,629,813
Microsoft Corp.	126,127	54,272,448
NVIDIA Corp.	426,995	51,854,273
NXP Semiconductors NV	81,527	19,567,295
ServiceNow, Inc. (a)	48,741	43,593,463
Workday, Inc. - Class A (a)	127,253	31,101,906
		364,996,679

Real Estate - 2.8%
CoStar Group, Inc. (a)	413,666	31,206,963
TOTAL COMMON STOCKS (Cost $527,774,146)		1,074,191,250

SHORT-TERM INVESTMENTS - 2.6%
Money Market Funds - 2.6%
First American Government Obligations Fund - Class Z, 4.78% (b)	28,591,218	28,591,218
TOTAL SHORT-TERM INVESTMENTS (Cost $28,591,218)		28,591,218

TOTAL INVESTMENTS - 99.9% (Cost $556,365,364)		1,102,782,468
Other Assets in Excess of Liabilities - 0.1%		1,428,245
TOTAL NET ASSETS - 100.0%		$1,104,210,713

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Various inputs may be used to determine the value of the Fund's investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3

Common Stocks	$1,074,191,250	$–	$–
Money Market Funds	28,591,218	–	–
Total Investments	$1,102,782,468	$–	$–